                         EXHIBIT 99.1

               PORTIONS OF ANALYST PRESENTATION


Balance Sheet

($ in thousands)

                               Sept. 30, 1999   Dec. 31, 1998  Dec. 31, 1997   Dec. 31, 1996
Assets
  Cash and equivalents            $   56,165         44,808        40,306         35,717
  Securities available for sale      992,768        889,251       499,380        370,105
  Loans held for sale                 53,976         54,188          -              -
  Debt securities held to maturity      -              -           66,404         97,307
  Mortgage-backed securities held
     to maturity                        -              -          163,057        197,940
  Loans receivable, net            1,721,002      1,296,702     1,138,253        836,882
  Premises and equipment              36,290         39,209        27,062          8,820
  Other assets                        81,639         71,365        40,428         36,774
                                   ---------      ---------     ---------      ---------
  Total assets                    $2,941,840      2,395,523     1,974,890      1,583,545
                                   =========      =========     =========      =========

Liabilities & Equity
  Deposits                        $2,015,509      1,722,710     1,365,012      1,137,788
  Borrowed funds                     726,686        415,362       441,810        326,433
  Other liabilities                   38,397        112,600        30,219         19,940
                                   ---------      ---------     ---------      ---------
                                   2,780,592      2,250,672     1,837,041      1,484,161
  Capital securities                  50,284         24,984        24,984           -
                                   ---------      ---------     ---------      ---------
  Total liabilities                2,830,876      2,275,656     1,862,025      1,484,161
  Total equity                       110,964        119,867       112,865         99,384
                                   ---------      ---------     ---------      ---------
Total Liabilities and Equity      $2,941,840      2,395,523     1,974,890      1,583,545
                                   =========      =========     =========      =========

INCOME STATEMENT
($ in thousands)

                                            Three Months Ended Three Months Ended Three Months Ended
                                              Sept. 30, 1999     June 30, 1999     March 31, 1999
                                             ----------------  -----------------  ----------------
Interest income                                  $ 48,478            44,236             40,480
Interest expense                                   29,926            26,316             24,274
                                                   ------            ------             ------
Net interest income before provision               18,552            17,920             16,206
Provision for loan losses                           1,035               880                675
                                                   ------            ------             ------
Net interest income after provision                17,517            17,040             15,531
                                                   ------            ------             ------
Non interest income
  Mortgage banking income                              97               677              2,268
  Savings/checking fees                             4,327             3,839              3,125
  Insurance, annuity and mutual fund fees           2,231             2,168              1,975
  Other                                             1,460             2,344              1,430
                                                   ------            ------             ------
Total non interest income                           8,115             9,028              8,798
                                                   ------            ------             ------
Non interest expense
  Compensation and benefits                        10,917            10,927             11,040
  Occupancy and equipment                           3,482             3,439              3,344
  Other                                             6,393             6,363              5,742
                                                   ------            ------             ------
Total non interest expense                         20,792            20,729             20,126
                                                   ------            ------             ------
Income before taxes                                 4,840             5,339              4,203
Income tax expense                                  1,890             2,011              1,603
                                                   ------            ------             ------
Net income                                         $2,950            $3,328             $2,600
                                                   ======            ======             ======
EPS:  Basic                                        $ 0.34            $ 0.38             $ 0.30
                                                   ======            ======             ======
      Diluted                                      $ 0.32            $ 0.37             $ 0.29
                                                   ======            ======             ======


CFS MORTGAGE

Purchased Intercounty Mortgage on May 1, 1998.

Offices in New York, New Jersey, Connecticut and Pennsylvania.

Originates residential held for sale and portfolio mortgages.

CFS MORTGAGE ORIGINATIONS
($ in Millions)

                         12/98 Q     3/99 Q     6/99 Q     9/99 Q
                         ------     -------     ------     ------

Held for sale            $204.9      $160.7     $148.4     $153.3
Portfolio                 119.7       132.1      146.1      203.3

CFS MORTGAGE

P&L impact of approximately $5.5 million pre-tax loss through 9/30/99
     Market factors
     Investment in building processing system & front end system
     30% drop in held for sale volume
     Accounting issues - FASB 91

Evaluating options

Portfolio production of $481.5 million YTD 1999 has future value

NON-INTEREST INCOME
($ in Millions)
                           1996    1997    1998     9/98*    9/99*

Non-Interest Income        $ 9      $14     $20     $14       $21
Percent of Total Revenue    16%      21%     26%     26%       30%

* 9 months
% = Total non-interest income divided by (non-interest income + net interest income)
Non-interest income = Banking fees, investments and insurance sales. Excludes mortgage banking income and gains on sales.

CFS INVESTMENTS/INSURANCE

Annuities, mutual funds and a wide array of insurance products.

Provides a competitive product line, convenient location, accommodating hours and knowledgeable sales people.

Licensed securities representative at each location.

Leader in the industry.

Significant cross-selling potential.

TRADITIONAL BRANCHES

8 Branches
September 30, 1999
                             Number                     % of Total
                           of Accounts     Balance       Deposits
Deposits                     171,754   $1,219.8 billion

  Checking                    69,485     $151.0 million    12.4%
  Savings & Money Market      59,809     $394.9 million    32.4%
  Certificates                42,460     $673.9 million    55.2%

Cost of deposits                          3.86%

Fee income contribution                  $6.6 million*

*YTD 9/99

SUPERMARKET BANKING

Convenient one stop shopping for banking, investment, mortgage, and insurance products.

Provides the opportunity to interact with up to 30,000 customers per week, per location.

Creating a sales culture in supermarket banking.

Developing strong customer relationships.

SUPERMARKET BRANCHES

61 Branches
September 30, 1999
                                                       % of Total
                             Number                    Supermarket
                           of Accounts     Balance      Deposits
Deposits                     205,039     $778.1 million

  Checking                   116,588     $ 86.2 million    11.1%
  Savings & Money Market      65,824     $299.8 million    38.5%
  Certificates                22,627     $392.2 million    50.4%

Cost of deposits                          4.41%

Fee income contribution                  $11.9 million*

*YTD 9/99

SUPERMARKET BRANCHES - PROFITABILITY

Approximately $600,000 pre-tax income third quarter 1999.

In 1999 deposits have grown by approximately $30 million per month.

In 1999 fee income has grown by approximately $50,000 per month.

Branch operating costs average approximately $49,000 per month.

FUTURE POTENTIAL

61 Supermarket Branches
($ in Millions)
Monthly Pre-Tax Income
At the end of the period 9/99    12/99    6/00    12/00    12/01
                         ----    -----    ----    -----    -----
$10 million per month
deposit growth, $10,000
per month growth in
fee income              $0.25    $0.3    $0.4     $0.6     $0.9


$20 million per month
deposit growth, $25,000
per month growth in
fee income               0.25     0.5     0.7      1.2      2.0

$25 million per month
deposit growth, $40,000
per month growth in
fee income               0.25     0.6     0.9      1.6      2.7

SUPERMARKET DEPOSIT POTENTIAL

($ in Billions)
Dollars of Deposits
At the end of the period 9/99    12/99    6/00    12/00    12/01
                         ----    -----    ----    -----    -----
$10 million per month
deposit growth           $0.8    $0.81   $0.87    $0.93    $1.05

$20 million per month
deposit growth            0.8     0.84    0.96     1.10     1.33

$25 million per month
deposit growth            0.8     0.85    1.00     1.18     1.48

TOTAL ASSETS

($ in Millions)
                        12/96    12/97     12/98     9/99

Total Assets           $1,584   $1,975    $2,396    $2,942

COMPOSITION OF ASSETS

                             September 30, 1999 December 31, 1998   December 31, 1997
Loans, net                          60.3%           56.4%               57.6%
Other                                4.1             4.7                 2.8
Cash and equivalents                 1.9             1.8                 2.0
Securities available for sale       33.7            37.1                25.3
Securities, held to maturity          -               -                 11.6


TOTAL LOANS, NET

($ in Millions)

                           12/96     12/97     12/98*      9/99*

Total loans, net           $ 837    $1,138    $1,351      $1,775

* Includes loans held for sale


LOAN PORTFOLIO

             September 30, 1999 December 31, 1998 December 31, 1997
             ------------------ ----------------- -----------------

One to Four Family    73.8%         67.9%             69.9%
Multi-Family          14.6          16.5              12.5
Commercial            10.1          12.5              12.9
Other                  1.5           3.1               4.7

Other includes: Cooperative, Construction and Land, HELOCs, Home
Improvement and Other







ASSET QUALITY

                        12/96      12/97       12/98      9/99

% NPA + Lns 90/Assets   1.17%      0.66%       0.36%      0.30%

% Reserves/NPA+Lns 90   0.71%      0.96%       1.62%      1.81%


DEPOSITS

($ in Millions)
                        12/96      12/97       12/98      9/99

Deposits               $1,138     $1,365      $1,723    $2,016



TOTALS DEPOSITS

          September 30, 1999 December 31, 1998  December 31, 1997
          ------------------ -----------------  -----------------

CDs               51.1%            52.3%            57.3%
Checking          15.4             12.5             11.3
Savings           31.6             31.8             27.7
Money Market       1.9              3.4              3.7


EQUITY CAPITAL

($ in Millions)
                            12/96     12/97      12/98      9/99

Total Equity                $99.4    $113.0     $120.0    $111.0

% Core Capital to Assets    6.14%     6.42%      5.66%     5.54%













INCOME STATEMENT

($ in Thousands)


                                             December 31, 1998  December 31, 1997  December 31, 1996
                                             -----------------  -----------------  -----------------
Interest income                                 $ 151,685           126,306            109,253
Interest expense                                   93,776            74,400             61,368
                                                   ------            ------             ------
Net interest income before provision               57,909            51,906             47,885
Provision for loan losses                           2,665             2,750              3,125
                                                   ------            ------             ------
Net interest income after provision                55,244            49,156             44,760
                                                   ------            ------             ------
Non interest income
  Mortgage banking income                           3,000              -                  -
  Savings/checking fees                             9,822             5,478              3,378
  Insurance, annuity and mutual fund fees           5,874             3,758              3,114
  Other                                             7,149             4,676              3,062
                                                   ------            ------             ------
Total non interest income                          25,845            13,912              9,554
                                                   ------            ------             ------
Non interest expense
  Compensation and benefits                        36,935            24,251             15,737
  Occupancy and equipment                          11,005             6,334              3,478
  Other                                            22,073            15,262             19,240
                                                   ------            ------             ------
Total non interest expense                         70,013            45,847             38,455
                                                   ------            ------             ------
Income before taxes                                11,076            17,221             15,859
Income tax expense                                  2,926             6,138              6,434
                                                   ------            ------             ------
Net income                                         $8,150           $11,083             $9,425
                                                   ======            ======             ======
Net income per common share:  Basic                $ 0.95            $ 1.32             $ 1.13
                                                   ======            ======             ======
                              Diluted              $ 0.89            $ 1.24             $ 1.08
                                                   ======            ======             ======
